UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 26, 2008

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

University Center 1, Suite 200 1300 South University Drive Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2008, AZZ incorporated (the “Company”), AZZ Blenkhorn & Sawle Limited (“AZZ B&S”), a wholly-owned subsidiary of Arbor-Crowley, Inc., a wholly-owned subsidiary of the Company, Blenkhorn and Sawle Limited (“Seller”), and Seller’s sole shareholder, Chriscot Holdings Limited, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) made to be effective as of June 30, 2008, pursuant to which AZZ B&S purchased all or substantially all of the assets of Seller (the “Asset Purchase”). The purchase price of the transaction was $14,110,000, subject to adjustment as more fully described in the Asset Purchase Agreement. The purchased assets include equipment and supplies related to Seller’s primary business units: switchgear and controls and modular buildings.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Asset Purchase Agreement as filed as Exhibit 10.1 to this Current Report on Form 8-K (incorporated herein by reference).

Section 2- Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information presented in Item 1.01 hereof with respect to the Asset Purchase is hereby incorporated by reference in this Item 2.01.

Section 7-Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 26, 2008, the Company issued a press release announcing the Asset Purchase. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Asset Purchase Agreement executed and delivered on June 26, 2008 and made to be effective as of June 30, 2008, by and among AZZ incorporated, AZZ Blenkhorn & Sawle Limited, Blenkhorn and Sawle Limited, and Chriscot Holdings Limited.

99.1	The Company’s Press Release announcing the Asset Purchase, dated June 26, 2008.

FORWARD LOOKING STATEMENTS

Except for the statements of historical fact, this report may contain “forward-looking statements” that involve risks and uncertainties that are detailed from time to time in documents filed by the Company with the SEC. Those risks, uncertainties, and factors include, but are not limited to: change in demand, prices and raw material cost, including zinc which is used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company’s growth strategy; and customer demand and response to products and services offered by the Company. The Company can give no assurance that such expectations will prove to be correct. We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated (Registrant)
DATE: 07/02/08	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Asset Purchase Agreement executed and delivered on June 26, 2008 and made to be effective as of June 30, 2008, by and among AZZ incorporated, AZZ Blenkhorn & Sawle Limited, Blenkhorn and Sawle Limited, and Chriscot Holdings Limited.*

99.1	The Company’s Press Release announcing the Asset Purchase, dated June 26, 2008.*

* Each document marked with an asterisk is filed herewith.